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                                                                    EXHIBIT 10.5


_____ COMMON SHARES                                                VOID AFTER
WITHOUT PAR VALUE                                                JULY 31, 1999.


                             SHARE PURCHASE WARRANT
                             ----------------------

                             DATAWAVE SYSTEMS INC.
                             ---------------------
                                (the "Company")

This is to certify that, for value received, ______________________________ (the "Warrant Holder") of ________________________ has the right to purchase from the Company, upon and subject to the terms and conditions hereinafter referred to, ______ common shares without par value (the "Shares") in the capital of the Company. The Shares may be purchased at a price of $0.31 (Canadian) per Share at any time up to 5:00 p.m. local time in Vancouver, B.C. on July 31, 1999. The right to purchase the Shares may be exercised in whole or in part, by the Warrant Holder only, at the price set forth above (the "Exercise Price") within the time set forth above by:

(a) completing and executing the Subscription Form attached hereto for the number of the Shares which the Warrant Holder wishes to purchase, in the manner therein indicated;

(b) surrendering this Warrant Certificate, together with the complete Subscription Form, to Montreal Trust Company of Canada, (the "Transfer Agent") at 510 Burrard Street, Vancouver, British Columbia; and

(c) paying the appropriate Exercise Price, in Canadian funds, for the number of the Shares of the Company subscribed for, either by certified cheque or bank draft (drawn on a Canadian Chartered Bank) or money order payable to the Company in Vancouver, British Columbia.

Upon surrender and payment, the Company shall issue to the Warrant Holder or to such other person or persons as the Warrant Holder may direct, the number of the Shares subscribed for and will deliver to the Warrant Holder, at the address set forth on the subscription form, a certificate or certificates evidencing the number of the Shares subscribed for. If the Warrant Holder subscribes for a number of Shares which is less than the number of Shares permitted by this warrant, the Company shall forthwith cause to be delivered to the Warrant Holder a further Warrant Certificate in respect of the balance of Shares referred to in this Warrant Certificate not then being subscribed for.

In the event of any subdivision of the common shares of the Company (as such common shares are constituted on the date hereof) into a greater number of common shares while this warrant is outstanding, the number of Shares represented by this warrant shall thereafter be deemed to be subdivided in like manner and the Exercise Price adjusted accordingly, and any subscription by the Warrant Holder for Shares hereunder shall be deemed to be a subscription for common shares of the Company as subdivided.

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In the event of any consolidation of the common shares of the Company (as such common shares are constituted on the date hereof) into a lesser number of common shares while this warrant is outstanding, the number of Shares represented by this warrant shall thereafter be deemed to be consolidated in like manner and the Exercise Price adjusted accordingly, and any subscription by the Warrant Holder for Shares hereunder shall be deemed to be a subscription for common shares of the Company as consolidated.

In the event of any capital reorganization or reclassification of the common shares of the Company or the merger or amalgamation of the Company with another corporation at any time while this warrant is outstanding, the Company shall thereafter deliver at the time of purchase of the Shares hereunder the number of common shares the Warrant Holder would have been entitled to receive in respect of the number of the Shares so purchased had the right to purchase been exercised before such capital reorganization or reclassification of the common shares of the Company or the merger or amalgamation of the Company with another corporation.

In each case of any adjustment or readjustment in the common shares issuable on the exercise of this Warrant, the Company at its expense will promptly cause its Chief Financial Officer to compute such adjustment or readjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the fact upon which such adjustment or readjustment is based, including a statement of the consideration received or receivable by the Company for any additional common shares issued or sold or deemed to have been issued or sold, the number of common shares outstanding or deemed to be outstanding, and the Exercise Price and the number of common shares to be received upon exercise of this Warrant, in effect immediately prior to such adjustment or readjustment and as adjusted or readjusted as provided in this Warrant. The Company will forthwith mail a copy of each such certificate to the holder of the Warrant and the Transfer Agent of the Company, and the Company will, on the written request at the time of any holder of the Warrant, furnish to such holder a like certificate setting forth the Exercise Price at the time in effect and showing how it was calculated.

If at any time while this, or any replacement, warrant is outstanding:

(a) the Company proposes to pay any dividend of any kind upon its common shares or make any distribution to the holders of its common shares;

(b) the Company proposes to offer for subscription pro rata to the holders of its common shares any additional shares of stock of any class or other rights;

(c) the Company proposes any capital reorganization or classification of its common shares or the merger or amalgamation of the Company with another corporation; or

(d) there is a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

The Company shall give to the Warrant Holder at least 21 days prior written notice (the "Notice") of the date on which the books of the Company are to close or a record is to be taken

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for such dividend, distribution or subscription rights, or for determining rights to vote with respect to such reorganization, reclassification, consolidation, merger, amalgamation, dissolution, liquidation or winding-up. The Notice shall specify, in the case of any such dividend, distribution or subscription rights, the date on which holders of common shares of the Company will be entitled to exchange their common shares for securities or other property deliverable upon any reorganization, reclassification, consolidation, merger, amalgamation, sale, dissolution, liquidation or winding-up, as the case may be. Each Notice shall be delivered by hand, addressed to the Warrant Holder at the address of the Warrant Holder set forth above or at such other address as the Warrant Holder may from time to time specify to the Company in writing.

The holding of this Warrant Certificate or the Warrants represented hereby does not constitute the Warrant Holder a member of the Company.

Nothing contained herein confers any right upon the Warrant Holder or any other person to subscribe for or purchase any Shares of the Company at any time subsequent to 5:00 p.m. local time in Vancouver, B.C. on July 31, 1999 and from and after such time, this Warrant and all rights hereunder will be void.

The Warrants represented by this Warrant Certificate are non-transferable. Any common shares issued pursuant to this Warrant will bear the following legend:

     "The shares represented by this certificate are subject to a hold period expiring at midnight on October 22, 1997 and may not be traded in British Columbia until the expiry of the hold period except as permitted by the Securities Act (British Columbia) and regulations made under the Act."

     AND

     "This Warrant and the shares of Common Stock issuable upon exercise thereof have not been registered under the United States Securities Act of 1933, as amended or qualified under the laws of any state, and may not be sold, offered for sale, pledged or hypothecated unless a registration statement is in effect with respect to such securities under such Act and laws or unless there is provided by the holder an opinion of a counsel or other evidence reasonably satisfactory to the Company that such registration is not required."

If the Company proposes to register (under the laws of the United States) any of its common shares for sale to the public, whether for its own account or for the account of other security holders or both, each such time it will give at least 45 days' prior written notice to the holder hereof of its intention so to do. Upon the written request of the Warrant Holder, received by the Company within 30 days after the giving of any such notice by the Company, to register any of the common stock owned or to be owned by the holder hereof pursuant to the exercise of this Warrant, the Company will cause such common shares to be covered by the registration statement proposed to be filed by the Company. Notwithstanding the foregoing, the Company may withdraw any registration statement without thereby incurring any liability to the Warrant Holder, except as to expenses as set forth below.


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All expenses, including without limitation all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, the fees and disbursements of special counsel to the Warrant Holder, fees and expenses incurred in connection with complying with federal or state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., fees and expenses of United States regulatory authorities, transfer taxes, fees of transfer agents and registrars, underwriting discounts, selling commissions and costs of insurance, will be paid directly by the Company.

Prior to such offering, the Company and the Warrant Holder will cooperate with each other and with accountants, counsel and underwriters to furnish and review information, including financial information and drafts or preliminary printings of the prospectus and related documents, and will enter into such underwriting, cross-indemnification and contribution agreements as are usual and customary according to the practice of the jurisdictions in which such offering is to be effective.

Time will be of the essence hereof.

This Warrant Certificate is not valid for any purpose until it has been signed by the Company.

IN WITNESS WHEREOF, the Company has caused its common seal to be hereto affixed and this warrant certificate to be signed by one of its directors as of the 10th day of October, 1997.

DATAWAVE SYSTEMS INC.

Per:


______________________________
Authorized Signatory

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                               SUBSCRIPTION FORM
                               -----------------


To:       Datawave Systems Inc. (the "Company")
And to:   the directors thereof.


Pursuant to the Share Purchase Warrant made the _____ day of September, 1997, the undersigned hereby subscribes for and agrees to take up ____________ common shares without par value (the "Shares") in the capital of the Company, at a price of $__________ (Canadian) per Share for the aggregate sum of $__________ (the "Subscription Funds"), and encloses herewith a certified cheque, bank draft or money order payable to the Company in full payment of the Shares.

The undersigned hereby requests that:

(a)  the Shares be allotted to the undersigned;

(b) the name and address of the undersigned as shown below be entered in the registers of members and allotments of the Company;

(c) the Shares be issued to the undersigned as fully paid and non-assessable common shares of the Company; and

(d) a share certificate representing the Shares be issued in the name of the undersigned.

Dated this _____ day of _______________, 19___.

DIRECTION AS TO REGISTRATION:

(NAME AND ADDRESS EXACTLY AS YOU WISH THEM TO APPEAR ON YOUR SHARE CERTIFICATE
                  -------
                    AND IN THE REGISTER OF MEMBERS.)

Full Name:     __________________________________________________

Full Address:  __________________________________________________

               __________________________________________________
               __________________________________________________
               __________________________________________________

Signature of Subscriber:  _______________________________________

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